GARTMORE MUTUAL FUNDS

                          Core Asset Allocation Series
                 Gartmore Investor Destinations Aggressive Fund
            Gartmore Investor Destinations Moderately Aggressive Fund
                  Gartmore Investor Destinations Moderate Fund
           Gartmore Investor Destinations Moderately Conservative Fund
                Gartmore Investor Destinations Conservative Fund

                   Prospectus Supplement dated August 12, 2002
                        to Prospectus dated March 1, 2002

Effective August 12, 2002, Class A, Class B, Class C and Service Class shares of the Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund as described in the above noted prospectus will be available for sale.

The first sentence of the disclosure under "A QUICK NOTE ABOUT SHARE CLASSES" on page 2 of the above noted prospectus is modified as follows:

"Each Fund has four different share classes available for sale - Class A, Class B, Class C and Service Class shares."

The first paragraph of disclosure under "CHOOSING A SHARE CLASS" on page 18 of the above noted prospectus is deleted and replaced with the following:

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Class A, Class B and Class C shares of the Funds are available to all investors, and Service Class shares are available to a limited group of investors.

This  supplement  supercedes  all  previous  supplements  to  the  Prospectus.


      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.